EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended April 30, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried
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Joel P. Fried
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:   6/21/2007
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/s/ Howard B. Schow
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Howard B. Schow
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:   6/21/2007
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/s/ Theo A. Kolokotrones
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Theo A. Kolokotrones
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:   6/21/2007
         -----------------------------------------

/s/ David H. Van Slooten
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David H. Van Slooten
Chief Financial Officer , PRIMECAP Odyssey Funds

Dated:   6/21/2007
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This statement  accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.